UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2012.

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Duckwall-ALCO Stores, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the Independent Director Compensation Policy (the "Policy") of ALCO Stores, Inc. (the "Company") each independent director of the Company shall be issued 5,000 stock options, and the Chairman of the Board of Directors shall be issued 7,500 stock options, on the last business day of June each calendar year. Therefore, on July 2, 2012, the Company entered into Non-Qualified Stock Options Agreements with Dennis E. Logue ("Logue"), Terrence M. Babilla ("Babilla"), and Lolan C. Mackey ("Mackey") to issue each of the preceding independent directors 5,000 stock options with a grant date of June 29, 2012. The Company entered into a Non-Qualified Stock Option Agreement with Royce Winsten ("Winsten"), the Chairman of the Company's Board of Directors, on July 2, 2012 to issue Winsten 7,500 stock options with a grant date of June 29, 2012. Each of the Non-Qualified Stock Option Agreements (collectively, the "Agreements") are incorporated into this Item 5.02 by reference.

The Agreements are subject to the terms and conditions of the Company’s 2006 Non-Qualified Stock Option Plan for Non-Management Directors, as amended (the “Plan”). Under the terms of the Agreements, each Logue, Babilla and Mackey receives options to purchase 5,000 shares of the Company’s common stock, and Winsten receives options to purchase 7,500 shares of the Company's common stock, at an exercise price of $8.74 per share. The Grant Date of the options is June 29, 2012. The aforementioned options vest in four equal annual installments beginning on June 29, 2013. The options will expire on June 29, 2017, subject to earlier termination or expiration in accordance with the terms of the Plan.

Item 7.01  Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Logue. Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Babilla.  Attached as Exhibit 99.3, and incorporated into this Item 7.01 by reference, is a Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Mackey.  Attached as Exhibit 99.4, and incorporated into this Item 7.01 by reference, is a Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Winsten.

Item 9.01.                      Exhibits.

(d)  Exhibits

99.1	Non-Qualified Stock Option Agreement executed on July 2, 2012 by the Company and Logue.

99.2	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Babilla.

99.3	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Mackey.

99.4	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Winsten.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.
Date: July 10, 2012	By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Logue.

99.2	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Babilla.

99.3	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Mackey.

99.4	Non-Qualified Stock Option Agreement executed July 2, 2012 by the Company and Winsten.